UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2019
W. P. Carey Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-13779	45-4549771
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY		10020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	"WPC"	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 2, 2019, W. P. Carey Inc. (together with its predecessors, the “Company”) issued an earnings release announcing its financial results for the quarter ended June 30, 2019. A copy of the earnings release is attached as Exhibit 99.1.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01 Regulation FD Disclosure.

On August 2, 2019, the Company made available certain unaudited supplemental financial information at June 30, 2019. A copy of this supplemental information is attached as Exhibit 99.2.

The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Earnings release of the Company for the quarter ended June 30, 2019.

99.2	Supplemental financial information of the Company at June 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey Inc.

Date:	August 2, 2019	By:	/s/ ToniAnn Sanzone
ToniAnn Sanzone
Chief Financial Officer